UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-21539
                                                   ------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
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               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
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               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
    ------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                         Date of fiscal year end:   May 31
                                                  ----------

                 Date of reporting period:   November 30, 2009
                                            -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.



[GRAPHIC OMITTED]


                                          SEMI-ANNUAL
                                          REPORT

                                          For the Six Months Ended
                                          November 30, 2009




                                          FIRST TRUST/
                                          FOUR CORNERS
                                          SENIOR FLOATING
                                          RATE INCOME FUND II






[LOGO OMITTED]      FOUR CORNERS                [LOGO OMITTED]  FIRST TRUST
              CAPITAL MANAGEMENT


Front Cover

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TABLE OF CONTENTS
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       First Trust/Four Corners Senior Floating Rate Income Fund II (FCT)
                               Semi-Annual Report
                                November 30, 2009

Shareholder Letter                                               1
At A Glance                                                      2
Portfolio Commentary                                             3
Portfolio of Investments                                         6
Statement of Assets and Liabilities                             18
Statement of Operations                                         19
Statements of Changes in Net Assets                             20
Statement of Cash Flows                                         21
Financial Highlights                                            22
Notes to Financial Statements                                   23
Additional Information                                          29


                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                         Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.


                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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       First Trust/Four Corners Senior Floating Rate Income Fund II (FCT)
                               Semi-Annual Report
                                November 30, 2009

Dear Shareholders:

The year 2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to November 30, 2009, was 61.59%. Of course, no one can guarantee that this trend will continue, but the economy has continued to rise and most investors have found it easier to open their financial statements since March.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust/Four Corners Senior Floating Rate Income Fund II

First Trust/Four Corners Senior Floating Rate Income Fund II
"AT A GLANCE"
As of November 30, 2009 (Unaudited)


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Fund Statistics
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Symbol on New York Stock Exchange                                    FCT
Common Share Price                                                $10.86
Common Share Net Asset Value ("NAV")                              $13.37
Premium (Discount) to NAV                                       (18.77)%
Net Assets Applicable to Common Shares                      $338,088,644
Current Monthly Distribution per Common Share (1)                $0.0325
Current Annualized Distribution per Common Share                 $0.3900
Current Distribution Rate on Closing Common Share Price (2)        3.59%
Current Distribution Rate on NAV (2)                               2.92%
-------------------------------------------------------------------------



-------------------------------------------------------------------------
Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------------

[CHART OMITTED]

                       [DATA POINTS REPRESENTED IN CHART]

                                 Common Share Price        NAV
                   11/30/2008         $ 6.96             $ 8.88
                   12/26/2008           6.95               8.17
                    1/30/2009           8.37               9.34
                    2/27/2009           7.59               9.56
                    3/27/2009           7.96               9.63
                    4/24/2009           9.20              10.77
                    5/29/2009          10.04              11.78
                    6/26/2009           9.68              12.36
                    7/31/2009          10.59              13.01
                    8/28/2009          10.87              13.21
                    9/25/2009          11.18              13.46
                   10/30/2009          10.90              13.52
                   11/30/2009          10.86              13.37



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Performance
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                                                                   Average Annual       Average Annual
                                                                   Total Return          Total Return
                                 6 Months Ended   1 Year Ended     5 Years Ended     Inception (5/25/2004)
                                   11/30/2009      11/30/2009       11/30/2009           to 11/30/2009
FUND PERFORMANCE
NAV (3)                              15.83%          60.34%            0.35%                 0.71%
Market Value (4)                     10.39%          66.17%           -3.03%                -3.82%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index        16.32%          42.95%            3.71%                 3.84%
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-------------------------------------------------------------
                                               % of Long-Term
Industry Classifications                        Investments
-------------------------------------------------------------
Health Care Providers & Services                   11.4%
Media                                              10.2
Electric Utilities                                  6.9
Chemicals                                           6.2
Hotels, Restaurants & Leisure                       6.0
Containers & Packaging                              4.8
Aerospace & Defense                                 4.4
Pharmaceuticals                                     4.1
Software                                            3.7
Diversified Consumer Services                       3.3
IT Services                                         3.2
Oil, Gas & Consumable Fuels                         3.0
Food & Staples Retailing                            2.7
Diversified Telecommunication Services              2.6
Paper & Forest Products                             2.6
Specialty Retail                                    2.5
Commercial Services & Supplies                      2.3
Road & Rail                                         1.8
Independent Power Producers & Energy Traders        1.7
Capital Markets                                     1.6
Semiconductors & Semiconductor Equipment            1.6
Insurance                                           1.5
Diversified Financial Services                      1.3
Real Estate Investment Trusts (REITs)               1.3
Food Products                                       1.3
Metals & Mining                                     1.2
Computers & Peripherals                             1.1
Multi-Utilities                                     1.0
Health Care Equipment & Supplies                    1.0
Electronic Equipment, Instruments & Components      0.9
Energy Equipment & Services                         0.8
Automobiles                                         0.5
Internet & Catalog Retail                           0.5
Leisure Equipment & Products                        0.3
Household Durables                                  0.2
Auto Components                                     0.1
Gas Utilities                                       0.1
Airlines                                            0.1
Building Products                                   0.1
Industrial Conglomerates                            0.1
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                                    Total         100.0%
                                             ================



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                                              % of Long-Term
Credit Quality (S&P Ratings) (5)                Investments
-------------------------------------------------------------
BBB                                                 2.9%
BBB-                                                6.6
BB+                                                10.3
BB                                                 13.7
BB-                                                25.9
B+                                                 16.3
B                                                   6.5
B-                                                  5.3
CCC+                                                0.6
CCC                                                 0.6
CC                                                  0.1
D                                                   3.0
NR                                                  2.4
NR (Privately rated securities)                     5.8
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                                    Total         100.0%
                                             ================

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                                              % of Long-Term
Top 10 Holdings                                 Investments
-------------------------------------------------------------
Warner Chilcott Corporation                         1.8%
Brenntag Holding GmbH & Co. KG                      1.8
NRG Energy, Inc.                                    1.7
Georgia-Pacific Corporation                         1.6
SUPERVALU, Inc.                                     1.5
Fresenius Medical Care AG                           1.5
Freescale Semiconductors, Inc.                      1.5
Covanta Energy Corporation                          1.4
Intelsat Corp.                                      1.4
Royalty Pharma Finance Trust                        1.3
-------------------------------------------------------------
                                    Total          15.5%
                                             ================

(1) Most recent distribution paid or declared through 11/30/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share Price. Past performance is not indicative of future results.

(5) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

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                     PORTFOLIO COMMENTARY (Unaudited)
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                                  Sub-Advisor

Four Corners Capital Management, LLC ("Four Corners"), a Macquarie Funds Group company, was founded in 2001 by a team of investment professionals and an affiliate of Australia-based Macquarie Group Limited ("Macquarie") and became a wholly-owned, indirect subsidiary of Macquarie in 2008. Macquarie Group is a global provider of banking, financial, advisory, investment and funds management services. Macquarie Funds Group, with over $69.5 billion in assets under management (as of November 30, 2009) is the global asset management business of Macquarie Group. Macquarie Funds Group offers a diverse range of products including managed funds, funds-based structured products, hedge funds and fund of funds. Four Corners managed approximately $2.3 billion of assets (as of November 30, 2009), with an emphasis on senior secured floating-rate corporate loans ("Senior Loans"). The experienced professionals at Four Corners specialize in structuring and managing Senior Loan-based products for a global client base. With multiple investment products, Four Corners' clients include institutional investors, corporations, investment funds, and high net worth and retail investors. Four Corners is an investment advisor registered under the Investment Advisers Act of 1940, as amended.


                           Portfolio Management Team

ROBERT I. BERNSTEIN, CFA
Co-Portfolio Manager
Chief Investment Officer, Four Corners Capital Management, LLC

Mr. Bernstein is responsible for managing Four Corners' investment activities. He has over 18 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged Senior Loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

DREW R. SWEENEY
Co-Portfolio Manager
Senior Vice President, Four Corners Capital Management, LLC

Mr. Sweeney's responsibilities include the co-portfolio management of Four Corners' retail funds as well as coverage of the media and entertainment, cable and satellite industries. Mr. Sweeney has 15 years of investment experience including 11 years in senior secured loans and high-yield bonds. Mr. Sweeney joined Four Corners in 2005 from American Express Asset Management Group, Inc. where he was primarily responsible for managing investments of senior secured loans and high-yield bonds in the gaming, lodging, leisure, homebuilding, and building product sectors. Prior to joining American Express, Mr. Sweeney worked at Four Corners and ING Capital Advisors LLC managing investments of senior secured loans in the media sector. Previously, Mr. Sweeney was an Associate at First Union Securities in the Financial Sponsors and Diversified Industries Groups. Mr. Sweeney received an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a BS from Rutgers University.

                                   Commentary

First Trust/Four Corners Senior Floating Rate Income Fund II

The primary investment objective of the First Trust/Four Corners Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of Senior Loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

Market Recap

The six months ended November 30, 2009 were an extraordinary period for the Senior Loan market. The S&P/LSTA Leveraged Loan Index (the "Index") had a return of 16.32% during the period, and is up 47.29% calendar year to November 30, 2009. After the worst year in Senior Loan market history in 2008, the Senior Loan market has followed in 2009 with the best performance in its history.

The biggest driver of 2007's and 2008's sell-off was technical, as many funds, including FCT, were forced to sell assets and reduce leverage as global asset prices declined in the wake of the sub-prime crisis. As a reminder, this sell-off was occurring at the same time that default rates were at historically low levels.

2009 has been a near mirror image of this, as positive technical conditions have driven strong performance at the same time as default rates were hitting record highs and recovery rates were hitting record lows. Demand for loans was broad-based in 2009, with investors seeking to take advantage of the low prices/wide spreads at which loans were trading. The Index began 2009 at an average price of 62%, which provided a lot of cushion for investors to absorb credit losses and still earn strong returns. As a result, the market saw inflows

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              PORTFOLIO COMMENTARY - (Continued) (Unaudited)
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of nearly $3 billion into U.S. open-end senior loan funds after 2008's outflows of over $4 billion.(1) When combined with other sources of demand, this created a strong backdrop to drive prices higher.

Likewise, supply was weak during most of 2009. Since spreads were so wide, most companies were unable to issue new loans on terms that were affordable to them, which resulted in very little new issuance. Additionally, there was a lot of new issue activity in the high-yield bond and equity markets, and some of the proceeds from those markets were used to prepay bank loans, reducing the outstanding pool of bank loans by over 6% as of September 25, 2009.(2) In summary, a combination of limited, if any, forced selling, increased demand, and reduced supply have created the strong technical conditions that have driven the year's dramatic rally.

Fundamental conditions, on the other hand, have been very weak. While many borrowers reported earnings for the third quarter of 2009 that were higher than previous quarters, they are still generally well below the earnings levels which existed prior to the credit crisis. Additionally, many borrowers were leveraged with record amounts of debt on pre-crisis peak cycle earnings, which makes their quarter-over-quarter sequential improvement insufficient to enable them to service their debt.(3) Consequently, default rates and amendment activity have been at record levels. The lagging 12-month (LTM) default rate by principal amount climbed to a record-high 10.81% at the end of November 2009, from 3.75% at year-end 2008.(4) Additionally, there have been a significant amount of companies that have amended financial covenants as they have missed their earnings targets.(5) Typically, these amendments result in companies having to pay fees and higher interest rates, and we have seen the positive economic impact of this in the Fund.

In the first quarter of 2009, there was a global flight to quality across many asset classes as equities hit cyclical lows. In the loan market, we saw this flight to quality as higher-rated loans outperformed lower-rated loans. In the last two quarters, however, as investors have embraced risk and sought yield, we have seen a reversal of this and a flight to risk. This has resulted in lower-rated loans meaningfully outperforming higher-rated loans. While the Index has returned 47.29%(6) through November 2009, double B-rated loans, which are higher than average quality in the loan market, have returned 33.16%,(7) while at the other end of the spectrum, CCC-rated loans have returned 82.85%.(8) This bifurcation of returns by risk category has been a big driver of senior loan funds' relative performance based on their asset composition.

Performance Analysis

FCT generated a market value total return(9) of 10.39%, (including market price change and dividends), for the six months ended November 30, 2009. The Fund's net asset value ("NAV") total return(10) was 15.83% over the same period. The NAV return trailed the Index return by -0.49% for the six months ended November 30, 2009. The Fund's performance includes the negative impact of fees, expenses, and un-invested cash balances which are not part of the benchmark return. FCT's NAV return lagged the "pure-play" peer group average by -3.92% and the broad peer group average by -10.60%.(11) The Fund's closing price on November 30, 2009 was $10.86, which represented a -18.77% discount to its NAV, compared to the Fund's discount to NAV of -14.84% six months earlier on May 31, 2009. During the six-month period ended November 30, 2009, the Fund's NAV fluctuated from a low of $11.79 to high of $13.57, a difference of $1.78 per Common Share, whereas the market price of the Fund closed as low as $9.62 and as high as $11.32 over the period, a difference of $1.70 per Common Share.

The Fund's income declined during the period primarily as a result of lower London Inter-Bank Offer Rates ("LIBOR") and a smaller asset base. The dividend distribution totaled $0.22 per Common Share during the six months ended November 30, 2009, which represented a 33.95% decrease from the prior six months ended May 31, 2009. Based on the Fund's current dividend, FCT's distribution rate is 3.59% (calculated on the Fund's share price) and 2.92% (based on the Fund's NAV) as of November 30, 2009. The last twelve month's dividends produced a Fund yield based on price of 4.98%, which was lower than the pure-play peer group average price yield of 5.98% and lower than the broad peer group average price yield of 7.25%.

FCT maintains pure-play exposure to the 1st lien, floating-rate senior loan asset class. FCT includes 100% floating-rate assets with less than 1% 2nd lien loans and less than 1% high-yield bonds. This asset composition differs from many of the funds in its peer group, which may have more fixed-rate assets, including high-yield bonds, and more 2nd lien loans. We believe that this difference in asset composition has a meaningful impact on relative performance, particularly in periods where riskier assets are outperforming and short-term rates are very low.

We have deliberately reduced the Fund's leverage. While senior loan funds had historically been structured with target leverage, including preferred stock, of close to 40%, that was also in an environment where loan prices were more stable than they have been in recent years. While we understand that lower leverage can result in underperformance and lower yields during rising markets, we believe that, given the higher correlation to global markets and higher volatility in the loan market, it is prudent to maintain lower levels of leverage than existed prior to the recent credit crisis. During the period, the Fund purchased pursuant to a tender offer or redeemed all of its outstanding Series A and Series B Auction Market Preferred Shares. The Fund's leverage is now entirely in the form of debt, which also limits the amount of leverage that the Fund can have.

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              PORTFOLIO COMMENTARY - (Continued) (Unaudited)
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We are very pleased with the market rally and the Fund's performance during the last six months. Our investment strategy remains unchanged, namely: to invest in the higher credit quality portion of the non-investment grade loan market. We continue to believe that this strategy over the long term may result in higher risk-adjusted returns for investors as we expect to see less NAV erosion and less volatility than higher risk, yield-focused strategies.

Market & Fund Outlook

2009 saw record default rates, and we expect the default rate to decline but remain at elevated levels. We have seen a recent decline in the pace of defaults and downgrades, but there are still many outstanding loans that were overleveraged on peak cycle earnings, and some of them are expected to default. That said, we do believe that current conditions are a classic example of the cliche "the best of loans are made in the worst of times." While we have seen what we consider to be a permanent degradation in some structural protections that were historically afforded to loan investors, the loans that have been launched in recent months are some of the most appealing we have seen in years. Consequently, we intend to actively participate in the new issue Senior Loan market in an attempt to both maintain high credit quality and help to improve yield.

Notwithstanding the market's dramatic year-to-date returns, it is important to note that the run-up has occurred from historically low levels, and the market still offers good value at current levels compared to historical levels. Additionally, the loan asset class continues to benefit from very low duration. While this has obviously resulted in lower yields as rates have declined, we believe it appeals to investors who are looking for credit spread with little duration risk. Consequently, while we remain very cautious about fundamental economic conditions and absolute leverage levels, we continue to believe that there will be ongoing demand for well structured Senior Loans, which should add to relative stability for the asset class compared to 2008's volatility.

_______________________
  1 Standard & Poor's Leveraged Commentary & Data. Leveraged Lending Quarterly
    Commentary 4Q08.

  2 Standard & Poor's Leveraged Commentary & Data. Leveraged Lending Quarterly
    Review 3Q09.

  3 Standard & Poor's Leveraged Commentary & Data. Leveraged Lending Quarterly
    Review 3Q09.

  4 Standard & Poor's Leveraged Commentary & Data News. Despite record high, defaults slow, outlook brightens, December 1, 2009.

  5 Standard & Poor's Leveraged Commentary & Data. Amendments.xls.

  6 Standard & Poor's Leveraged Commentary & Data. S&P/LSTA Leveraged Loan
    Index Returns. All Loans Index Levels.

  7 Standard & Poor's Leveraged Commentary & Data. S&P/LSTA Leveraged Loan
    Index Returns. BB Index Levels.

  8 Standard & Poor's Leveraged Commentary & Data. S&P/LSTA Leveraged Loan
    Index Returns. CCC Index Levels.

  9 Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share Price.

 10 Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

 11 The "pure-play" peer group consists of a smaller subset (FCM, FCT, PPR, TLI and VVR) of the broad peer group, which invests almost exclusively in Senior Loans. We believe that these "pure-play" funds are generally more comparable to the Fund than the broad peer group, as the non-senior loan holdings of the "pure-play" funds are routinely less than 5% of such funds. Of the broad peer group, 11 of the 16 total funds invest a material portion of their assets in high-yield bonds, emerging markets debt or other types of corporate debt securities.

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b)
November 30, 2009 (Unaudited)

 Principal                                                        Ratings (c)                        Stated
   Value                     Description                        Moody's   S&P         Rate         Maturity (d)           Value
------------  ------------------------------------------------  ----------------  -------------    ------------     ----------------
SENIOR FLOATING-RATE LOAN INTERESTS (e) - 133.6%

              AEROSPACE & DEFENSE - 5.8%
$    493,750  BE Aerospace, Inc., Term Loan, Tranche B......    Ba1      BBB-     5.75%            07/28/14         $       494,244
   1,582,109  DAE Aviation Holdings, Inc., Term
                   Loan B1..................................    B3       B        4.04%            07/31/14               1,435,763
   1,547,790  DAE Aviation Holdings, Inc., Term
                   Loan B2..................................    B3       B        4.00%-4.03%      07/31/14               1,404,619
   1,464,118  GenCorp, Inc., Synthetic Letter of Credit.....    Ba3      B        2.49%            04/30/13               1,332,348
     799,494  GenCorp, Inc., Term Loan......................    Ba3      B        2.51%            04/30/13                 727,540
     819,775  ILC Industries, Inc., Term Loan, First Lien...    NR (f)   NR (f)   2.23%            02/24/12                 774,687
   1,920,188  L-1 Identity Solutions Operating Co.,
                   Term Loan B-2............................    Ba3      BB+      7.25%            08/05/13               1,915,387
   3,065,934  Robertson Aviation, LLC, Term Loan............    NR (f)   NR (f)   2.98%-5.00%      04/19/13               2,575,385
     979,950  Safenet, Inc., Term Loan, First Lien..........    B1       B+       2.74%            04/12/14                 905,229
   4,290,002  Spirit Aerosystems, Inc., Term Loan B.........    Ba2      BBB-     2.03%            09/30/13               4,096,952
   2,066,667  Vought Aircraft Industries, Inc., Synthetic
                   Letter of Credit, Tranche B..............    Ba2      BB-      7.50%            12/22/10               2,064,083
   1,088,877  Vought Aircraft Industries, Inc., Term
                   Loan B...................................    Ba2      BB-      7.50%            12/22/11               1,088,197
   1,000,000  Wesco Aircraft Hardware Corp., Term Loan,
                   First Lien...............................    Ba3      BB-      2.49%            09/29/13                 939,375
                                                                                                                    ---------------
                                                                                                                         19,753,809
                                                                                                                    ---------------

              AGRICULTURAL PRODUCTS - 1.3%
     504,242  Dole Food Co., Inc., Prefunded Letter
                   of Credit................................    Ba2      BB-      8.00%            04/12/13                 506,583
     879,182  Dole Food Co., Inc., Term Loan B..............    Ba2      BB-      8.00%            04/12/13                 883,264
   2,905,714  Dole Food Co., Inc., Term Loan C..............    Ba2      BB-      8.00%            04/12/13               2,919,205
                                                                                                                    ---------------
                                                                                                                          4,309,052
                                                                                                                    ---------------

              AIRLINES - 0.1%
     490,000  Delta Air Lines, Inc., Synthetic Revolving
                   Credit Facility..........................    Ba2      BB-      2.28%            04/30/12                 430,383
                                                                                                                    ---------------

              ALUMINUM - 1.7%
   4,391,248  Novelis Corp., Term Loan......................    Ba3      BB-      2.24%-2.29%      07/06/14               3,899,977
   1,995,964  Novelis, Inc., Canadian Term Loan.............    Ba3      BB-      2.24%            07/06/14               1,772,665
                                                                                                                    ---------------
                                                                                                                          5,672,642
                                                                                                                    ---------------

              APPAREL RETAIL - 0.3%
   1,015,714  Hanesbrands, Inc., Term Loan B,
                   First Lien...............................    Ba1      BB+      5.03%            09/05/13               1,013,900
                                                                                                                    ---------------

              APPLICATION SOFTWARE - 0.7%
   2,796,517  Verint Systems, Inc., Term Loan,
                   First Lien...............................    NR       B+       3.49%            05/25/14               2,526,186
                                                                                                                    ---------------

              ASSET MANAGEMENT & CUSTODY BANKS - 2.2%
   1,361,218  Grosvenor Capital Management Holdings,
                   LLP, Term Loan...........................    NR (f)   NR (f)   2.25%            12/05/13               1,225,096
   3,853,815  LPL Holdings, Inc., Term Loan D...............    Ba3      B+       1.98%-2.03%      06/28/13               3,569,597
   2,704,791  Nuveen Investments, Inc., Term Loan...........    B3       B        3.28%            11/13/14               2,257,656
     325,384  Oxford US Acquisition, LLC, Term Loan,
                   Tranche B2...............................    NR (f)   NR (f)   2.28%            05/12/14                 291,219
                                                                                                                    ---------------
                                                                                                                          7,343,568
                                                                                                                    ---------------


Page 6                  See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)

 Principal                                                        Ratings (c)                        Stated
   Value                     Description                        Moody's   S&P         Rate         Maturity (d)           Value
------------  ------------------------------------------------  ----------------  -------------    ------------     ----------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

              AUTO PARTS & EQUIPMENT - 0.2%
$    664,164  TRW Automotive, Inc., Term Loan B.............    Ba3      BB-      6.25%            02/09/14         $       661,985
                                                                                                                    ---------------

              AUTOMOBILE MANUFACTURERS - 0.7%
   2,849,361  Ford Motor Co., Term Loan, First Lien.........    Ba3      B-       3.24%-3.29%      12/15/13               2,496,242
                                                                                                                    ---------------

              AUTOMOTIVE RETAIL - 0.8%
   2,835,657  KAR Holdings, Inc., Term Loan B...............    Ba3      B        2.49%            10/18/13               2,604,077
                                                                                                                    ---------------

              BROADCASTING - 4.0%
     810,604  Cumulus Media, Inc., Term Loan,
                   First Lien...............................    Caa1     B        4.24%            06/07/14                 659,123
   2,303,332  Gray Television, Inc., Term Loan B............    Caa1     CCC      3.75%-3.79%      12/31/14               1,987,584
   4,342,500  LBI Media, Inc., Term Loan B..................    B1       B-       1.73%            03/31/12               3,604,275
   3,500,000  Raycom Media, Inc., Term Loan,
                   Tranche B................................    NR       NR       1.75%            06/25/14               2,835,000
   2,450,000  Sirius Satellite Radio, Inc., Term Loan,
                   First Lien...............................    B3       B+       2.56%            12/20/12               2,256,041
     984,810  Young Broadcasting, Inc., Incremental
                   Term Loan (j) (k)........................    WR       D        4.75%            11/03/12                 680,574
   1,984,576  Young Broadcasting, Inc., Term Loan (j) (k)...    WR       D        4.75%            11/03/12               1,371,483
                                                                                                                    ---------------
                                                                                                                         13,394,080
                                                                                                                    ---------------

              BUILDING PRODUCTS - 0.1%
   1,000,000  South Edge, LLC, Term Loan C (l)..............    NR       NR       5.50%            10/31/09                 340,000
                                                                                                                    ---------------

              CABLE AND SATELLITE - 4.3%
   5,302,295  Charter Communications Operating, LLC,
                   Term Loan................................    Ba2      D        2.24%-2.26%      03/06/14               4,900,206
   5,691,596  CSC Holdings, Inc., Incremental
                   Term Loan................................    Baa3     BBB-     2.05%-2.19%      03/29/13               5,348,518
   1,946,576  UPC Broadband Holding B.V.,
                   Term Loan N..............................    Ba3      B+       1.99%            12/31/14               1,793,283
   2,703,424  UPC Broadband Holding B.V.,
                   Term Loan T..............................    Ba3      B+       3.74%            12/31/16               2,569,605
                                                                                                                    ---------------
                                                                                                                         14,611,612
                                                                                                                    ---------------

              CASINOS & GAMING - 5.6%
     571,794  Cannery Casino Resorts, LLC, Delayed
                   Draw Term Loan...........................    B3       B+       2.49%            05/18/13                 485,668
     691,591  Cannery Casino Resorts, LLC, Term Loan,
                   First Lien...............................    B3       B+       2.49%            05/18/13                 587,420
   3,028,529  CCM Merger, Inc., Term Loan B.................    B3       BB-      8.50%            07/13/12               2,877,102
     553,000  Las Vegas Sands, LLC, Delayed Draw
                   Term Loan 1..............................    B3       B-       2.04%            05/23/14                 459,144
   3,287,186  Penn National Gaming, Inc., Term Loan B.......    Ba2      BB+      1.98%-2.03%      10/03/12               3,133,099
     808,259  Seminole Tribe of Florida, Delayed Draw
                   Term Loan B1.............................    Baa3     BBB      1.78%            03/05/14                 755,049
   2,912,227  Seminole Tribe of Florida, Delayed Draw
                   Term Loan B2.............................    Baa3     BBB      1.78%            03/05/14               2,720,506
   2,309,717  Seminole Tribe of Florida, Delayed Draw
                   Term Loan B3.............................    Baa3     BBB      1.78%            03/05/14               2,157,661
   5,970,000  VML US Finance, LLC, Term Loan................    B3       B-       5.79%            05/25/13               5,644,139
                                                                                                                    ---------------
                                                                                                                         18,819,788
                                                                                                                    ---------------


                        See Notes to Financial Statements               Page 7





First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)

 Principal                                                        Ratings (c)                        Stated
   Value                     Description                        Moody's   S&P         Rate         Maturity (d)           Value
------------  ------------------------------------------------  ----------------  -------------    ------------     ----------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

              COMMODITY CHEMICALS - 1.6%
$  1,436,328  Ineos Group Limited, Term Loan B2.............    Caa1     B-       9.50%            12/14/13         $     1,229,856
   1,436,328  Ineos Group Limited, Term Loan C2.............    Caa1     B-       10.00%           12/14/14               1,229,856
   3,450,000  Univar, Inc., Term Loan B-OPCO................    B2       B+       3.23%            10/11/14               3,033,126
                                                                                                                    ---------------
                                                                                                                          5,492,838
                                                                                                                    ---------------

              COMPUTER HARDWARE - 1.4%
   5,257,570  Activant Solutions, Inc., Term Loan...........    B1       B        2.31%            05/02/13               4,807,390
                                                                                                                    ---------------

              DATA PROCESSING & OUTSOURCED SERVICES - 1.7%
   6,842,500  Harland Clarke Holdings Corp.,
                   Term Loan B..............................    B1       B+       2.73%-2.78%      06/30/14               5,615,127
                                                                                                                    ---------------

              DIVERSIFIED CHEMICALS - 4.9%
   1,055,448  Brenntag Holding GmbH & Co. KG,
                   Acquisition Term Loan....................    B1       BB-      1.99%-2.74%      01/17/14                 992,121
   3,000,000  Brenntag Holding GmbH & Co. KG,
                   Term Loan, Second Lien...................    Caa1     CCC+     4.24%            06/18/15               2,906,250
   4,322,712  Brenntag Holding GmbH & Co. KG,
                   Term Loan B2.............................    B1       BB-      1.99%            01/17/14               4,063,349
   4,179,454  Huntsman International, LLC, Term Loan........    Ba2      B+       1.98%            04/19/14               3,773,119
     250,000  Huntsman International, LLC,
                   Term Loan C..............................    Ba2      B+       2.48%            06/30/16                 226,688
      12,091  LyondellBasell Industries AF S.C.A.,
                   Dutch Revolving Credit Facility (j)......    WR       NR       3.74%            12/20/13                   8,706
      27,728  LyondellBasell Industries AF S.C.A.,
                   Dutch Term Loan A (j)....................    WR       NR       3.74%            12/20/13                  19,964
      34,713  LyondellBasell Industries AF S.C.A.,
                   German Term Loan B1 (j)..................    WR       NR       3.99%            12/20/14                  24,993
      34,713  LyondellBasell Industries AF S.C.A.,
                   German Term Loan B2 (j)..................    WR       NR       3.99%            12/20/14                  24,993
      34,713  LyondellBasell Industries AF S.C.A.,
                   German Term Loan B3 (j)..................    WR       NR       3.99%            12/20/14                  24,993
     268,821  LyondellBasell Industries AF S.C.A.,
                   Initial New Money Loan (DIP) (g) (j).....    NR       BB-      1.50%(i)-13.00%  04/06/10                 277,894
     150,630  LyondellBasell Industries AF S.C.A.,
                   Term Loan B1 (j).........................    WR       NR       7.00%            12/20/14                 109,207
     150,630  LyondellBasell Industries AF S.C.A.,
                   Term Loan B2 (j).........................    WR       NR       7.00%            12/20/14                 109,207
     150,630  LyondellBasell Industries AF S.C.A.,
                   Term Loan B3 (j).........................    WR       NR       7.00%            12/20/14                 108,830
      45,343  LyondellBasell Industries AF S.C.A., U.S.
                   Primary Revolving Credit Facility (j)....    WR       NR       3.74%            12/20/13                  32,647
      86,391  LyondellBasell Industries AF S.C.A., U.S.
                   Term Loan A (j)..........................    WR       NR       3.74%            12/20/13                  62,201
   3,954,356  Rockwood Specialties Group, Inc., Term Loan H     Ba2      BB-      6.00%            05/15/14               3,960,287
                                                                                                                    ---------------
                                                                                                                         16,725,449
                                                                                                                    ---------------

              DIVERSIFIED SUPPORT SERVICES - 0.2%
     750,000  JohnsonDiversey, Inc., Term Loan..............    Ba2      BB-      5.50%            11/24/15                 747,188
                                                                                                                    ---------------

              EDUCATION SERVICES - 0.8%
   1,896,818  Education Management, LLC,
                   Term Loan C..............................    B1       BB-      2.06%            06/01/13               1,739,145


Page 8                  See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)

 Principal                                                        Ratings (c)                        Stated
   Value                     Description                        Moody's   S&P         Rate         Maturity (d)           Value
------------  ------------------------------------------------  ----------------  -------------    ------------     ----------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

              EDUCATION SERVICES - (Continued)
$  1,034,200  PRO-QUEST-CSA, LLC, Term Loan,
                   First Lien...............................    Ba3      BB-      2.74%-2.79%      02/09/14         $       974,734
                                                                                                                    ---------------
                                                                                                                          2,713,879
                                                                                                                    ---------------

              ELECTRIC UTILITIES - 9.2%
   4,350,206  Astoria Generating Co. Acquisitions, LLC,
                   Term Loan B..............................    B1       BB-      2.04%-2.05%      02/23/12               4,132,695
   6,363,494  Calpine Corporation, First Priority
                   Term Loan................................    B2       B+       3.17%            03/29/14               5,800,325
   2,305,929  Covanta Energy Corporation, Synthetic
                   Letter of Credit.........................    Ba1      BB       1.79%            02/09/14               2,139,902
   4,566,820  Covanta Energy Corporation, Term Loan B.......    Ba1      BB       1.75%            02/09/14               4,238,009
   4,322,314  Mirant North America, LLC, Term Loan..........    Ba2      BB       1.98%            01/03/13               4,019,752
   7,950,729  NRG Energy, Inc., Synthetic Letter
                   of Credit................................    Baa3     BB+      2.03%            02/01/13               7,275,744
     649,218  NRG Energy, Inc., Term Loan B.................    Baa3     BB+      1.98%-2.03%      02/01/13                 594,102
   1,881,609  Riverside Energy Center, LLC, Term Loan.......    Ba3      BB-      4.53%            06/24/11               1,843,976
     169,917  Rocky Mountain Energy Center, LLC,
                   Synthetic Letter of Credit...............    Ba3      BB-      4.53%            06/24/11                 166,519
     843,703  Rocky Mountain Energy Center, LLC,
                   Term Loan................................    Ba3      BB-      4.53%            06/24/11                 826,829
                                                                                                                    ---------------
                                                                                                                         31,037,853
                                                                                                                    ---------------

              ENVIRONMENTAL & FACILITIES SERVICES - 1.4%
     220,126  EnergySolutions, LLC, Synthetic Letter
                   of Credit................................    Ba2      NR (f)   3.99%            06/07/13                 212,421
   1,481,947  EnergySolutions, LLC, Term Loan
                   (Duratek)................................    Ba2      NR (f)   4.05%            06/07/13               1,444,899
   3,088,837  EnergySolutions, LLC, Term Loan
                   (EnergySolutions)........................    Ba2      NR (f)   4.05%            06/07/13               3,011,616
                                                                                                                    ---------------
                                                                                                                          4,668,936
                                                                                                                    ---------------

              FOOD DISTRIBUTORS - 1.6%
     847,826  B&G Foods, Inc., Term Loan C..................    Ba2      BB-      2.35%            02/23/13                 825,924
     841,667  Birds Eye Foods, Inc., Term Loan,
                   First Lien...............................    NR (f)   NR (f)   2.04%            03/22/13                 819,222
   3,924,684  Dean Foods Co., Term Loan B...................    B1       BB       1.62%-1.67%      04/02/14               3,620,521
                                                                                                                    ---------------
                                                                                                                          5,265,667
                                                                                                                    ---------------

              FOOD RETAIL - 2.0%
   7,295,061  SUPERVALU, Inc., Term Loan B..................    Ba3      BB+      1.50%-1.53%      06/02/12               6,892,009
                                                                                                                    ---------------

              FOREST PRODUCTS - 2.2%
   3,159,531  Georgia-Pacific Corporation,
                   Term Loan B1.............................    Ba2      BBB      2.24%-2.30%      12/20/12               2,998,774
   1,615,537  Georgia-Pacific Corporation,
                   Term Loan B2.............................    Ba2      BBB      2.24%-2.28%      12/20/12               1,533,338
   2,843,673  Georgia-Pacific Corporation,
                   Term Loan C..............................    Ba2      BBB      3.49%-3.55%      12/23/14               2,779,690
                                                                                                                    ---------------
                                                                                                                          7,311,802
                                                                                                                    ---------------


                        See Notes to Financial Statements               Page 9




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)

 Principal                                                        Ratings (c)                        Stated
   Value                     Description                        Moody's   S&P         Rate         Maturity (d)           Value
------------  ------------------------------------------------  ----------------  -------------    ------------     ----------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

              GAS UTILITIES - 0.2%
$    613,005  Atlas Pipeline Partners, L.P., Term Loan......    B1       B        6.75%            07/27/14         $       595,381
                                                                                                                    ---------------

              HEALTH CARE EQUIPMENT - 1.3%
   4,737,913  Biomet, Inc., Dollar Term Loan................    B1       BB-      3.25%-3.29%      03/25/15               4,477,328
                                                                                                                    ---------------

              HEALTH CARE FACILITIES - 6.0%
     755,461  HCA, Inc., Term Loan A........................    Ba3      BB       1.78%            11/19/12                 701,446
   4,500,000  HCA, Inc., Term Loan B........................    Ba3      BB       2.53%            11/18/13               4,177,125
   3,488,730  Health Management Associates, Inc.,
                   Term Loan B..............................    B1       BB-      2.03%            02/28/14               3,160,789
   5,651,633  Lifepoint Hospitals, Inc., Term Loan B........    Ba1      BB       1.89%            04/15/12               5,392,602
   3,615,416  Select Medical Corporation,
                   Term Loan B-1............................    Ba2      B+       4.02%            08/22/14               3,512,980
     271,667  Sun Healthcare Group, Inc., Synthetic
                   Letter of Credit.........................    Ba2      B+       2.28%            04/19/14                 255,197
   2,407,286  Sun Healthcare Group, Inc., Term Loan,
                   First Lien...............................    Ba2      B+       2.28%-2.83%      04/19/14               2,261,344
     154,478  United Surgical Partners International, Inc.,
                   Delayed Draw Term Loan...................    Ba3      B        2.24%            04/19/14                 139,030
     817,742  United Surgical Partners International, Inc.,
                   Term Loan B..............................    Ba3      B        2.24%-2.29%      04/19/14                 735,968
                                                                                                                    ---------------
                                                                                                                         20,336,481
                                                                                                                    ---------------

              HEALTH CARE SERVICES - 6.2%
     203,384  AMN Healthcare, Inc., Term Loan B.............    Ba1      BB       2.03%            11/02/11                 188,130
     291,383  CHS/Community Health Systems, Inc.,
                   Delayed Draw Term Loan...................    Ba3      BB       2.51%            07/25/14                 266,251
   5,706,603  CHS/Community Health Systems, Inc.,
                   Term Loan................................    Ba3      BB       2.48%-2.51%      07/25/14               5,214,409
   5,611,970  DaVita, Inc., Term Loan B-1...................    Ba1      BB+      1.74%-1.79%      10/05/12               5,295,516
   7,040,572  Fresenius Medical Care AG, Term Loan B........    Baa3     BBB-     1.66%-1.67%      03/31/13               6,706,145
   1,945,000  Healthways, Inc., Term Loan B.................    Ba2      BB       1.78%            12/01/13               1,818,575
   1,443,875  Quintiles Transnational Corp., Term Loan B,
                   First Lien...............................    B1       BB       2.28%            03/31/13               1,353,632
                                                                                                                    ---------------
                                                                                                                         20,842,658
                                                                                                                    ---------------

              HOMEBUILDING - 0.2%
     972,292  Mattamy Funding Partnership,
                   Term Loan................................    NR (f)   NR (f)   2.56%            04/11/13                 777,834
                                                                                                                    ---------------

              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.3%
   5,424,265  Dynegy Holdings, Inc., Synthetic Letter
                   of Credit................................    Ba2      BB-      3.99%            04/02/13               5,121,412
   3,415,152  Texas Competitive Electric Holdings Co.,
                   LLC, Initial Term Loan B-3...............    B1       B+       3.74%-3.78%      10/10/14               2,522,468
                                                                                                                    ---------------
                                                                                                                          7,643,880
                                                                                                                    ---------------

              INDUSTRIAL CONGLOMERATES - 0.1%
     267,608  Mueller Water Products, Inc.,
                   Term Loan B..............................    B1       BB-      5.28%            05/24/14                 261,420
                                                                                                                    ---------------

              INSURANCE BROKERS - 0.2%
     784,179  HealthCare Partners, LLC, Term Loan...........    Ba2      BBB-     2.03%            10/31/13                 745,950
                                                                                                                    ---------------


Page 10                 See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)

 Principal                                                        Ratings (c)                        Stated
   Value                     Description                        Moody's   S&P         Rate         Maturity (d)           Value
------------  ------------------------------------------------  ----------------  -------------    ------------     ----------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

              INTEGRATED TELECOMMUNICATION SERVICES - 3.5%
$  2,265,669  Intelsat Corp., Term Loan B-2-A...............    B1       BB-      2.74%            01/03/14         $     2,099,285
   2,264,977  Intelsat Corp., Term Loan B-2-B...............    B1       BB-      2.74%            01/03/14               2,098,644
   2,264,977  Intelsat Corp., Term Loan B-2-C...............    B1       BB-      2.74%            01/03/14               2,098,644
   1,500,000  NTELOS, Inc., Term Loan.......................    Ba3      BB-      5.75%            08/07/15               1,496,250
     352,559  Telesat Canada, U.S. Delayed Draw
                   Term Loan II.............................    B1       BB-      3.24%            10/31/14                 328,266
   4,104,821  Telesat Canada, U.S. Term Loan I..............    B1       BB-      3.24%            10/31/14               3,821,974
                                                                                                                    ---------------
                                                                                                                         11,943,063
                                                                                                                    ---------------

              INTERNET RETAIL - 0.6%
   2,429,519  Sabre Holdings Corp., Term Loan...............    B1       B        2.48%-2.49%      09/30/14               2,063,740
                                                                                                                    ---------------

              IT CONSULTING & OTHER SERVICES - 2.6%
   2,037,240  Alion Science and Technology Corp.,
                   Term Loan................................    B2       B+       9.50%            02/06/13               1,843,702
     492,710  Apptis (DE), Inc., Term Loan..................    B1       B+       3.49%-3.54%      12/20/12                 438,512
   1,229,328  CACI International, Inc., Term Loan B.........    Ba1      NR       1.74%-1.80%      05/03/11               1,192,448
   5,835,375  West Corporation, Term Loan B-2...............    B1       BB-      2.61%            10/24/13               5,209,239
                                                                                                                    ---------------
                                                                                                                          8,683,901
                                                                                                                    ---------------

              LEISURE FACILITIES - 2.5%
   3,151,935  Cedar Fair, L.P., U.S. Term Loan..............    Ba3      BB-      2.23%            08/30/12               2,949,685
     726,898  London Area and Waterfront Finance, LLC,
                   Term Loan A..............................    NR (f)   NR (f)   2.74%            03/08/12                 654,208
     975,000  Town Sports International, LLC,
                   Term Loan B..............................    Ba2      BB-      2.06%            02/27/14                 892,125
   4,000,000  Universal City Development Partners, Ltd.,
                   Term Loan................................    Ba2      BB-      6.50%            11/06/14               3,978,752
                                                                                                                    ---------------
                                                                                                                          8,474,770
                                                                                                                    ---------------

              LEISURE PRODUCTS - 0.5%
   1,682,147  LodgeNet Entertainment Corp., Term Loan.......    B3       B-       2.29%            04/04/14               1,518,138
                                                                                                                    ---------------

              LIFE & HEALTH INSURANCE - 1.9%
     787,078  Conseco, Inc., Term Loan......................    Caa1     CCC      6.50%            10/10/13                 716,241
   3,759,466  Multiplan Merger Corporation, Term Loan.......    B1       B+       2.75%            04/12/13               3,513,221
     390,412  Multiplan Merger Corporation,
                   Term Loan C..............................    B1       B+       2.75%            04/12/13                 364,840
   1,715,550  Viant Holdings, Inc., Term Loan...............    Ba3      B+       2.54%            06/25/14               1,668,372
                                                                                                                    ---------------
                                                                                                                          6,262,674
                                                                                                                    ---------------

              MANAGED HEALTH CARE - 3.0%
   1,179,119  IASIS Healthcare Corporation, Delayed
                   Draw Term Loan...........................    Ba2      B+       2.23%            03/15/14               1,087,317
     318,412  IASIS Healthcare Corporation, Synthetic
                   Letter of Credit.........................    Ba2      B+       2.24%            03/15/14                 293,621
   3,407,207  IASIS Healthcare Corporation, Term Loan.......    Ba2      B+       2.23%            03/15/14               3,141,932
   5,884,665  Vanguard Health Systems, Inc.,
                   Term Loan B..............................    Ba3      B+       2.48%            09/23/11               5,697,021
                                                                                                                    ---------------
                                                                                                                         10,219,891
                                                                                                                    ---------------



                        See Notes to Financial Statements               Page 11




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)

 Principal                                                        Ratings (c)                        Stated
   Value                     Description                        Moody's   S&P         Rate         Maturity (d)           Value
------------  ------------------------------------------------  ----------------  -------------    ------------     ----------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

              METAL & GLASS CONTAINERS - 1.5%
$  5,181,250  Owens-Illinois Group, Inc., Term Loan B.......    Baa3     BBB-     1.74%            06/14/13         $     4,990,653
                                                                                                                    ---------------

              MOVIES & ENTERTAINMENT - 3.9%
   4,716,250  AMC Entertainment, Inc., Term Loan............    Ba2      BB-      1.74%            01/26/13               4,377,689
      55,118  Deluxe Entertainment Services Group, Inc.,
                   Credit Linked Term Loan A................    Ba3      B-       6.25%            05/11/13                  50,778
     937,772  Deluxe Entertainment Services Group, Inc.,
                   Term Loan, Tranche B.....................    Ba3      B-       6.25%            05/11/13                 863,923
      96,578  Deluxe Entertainment Services Group, Inc.,
                   Term Loan, Tranche C.....................    Ba3      B-       6.25%            05/11/13                  88,973
   2,385,406  Discovery Communications Holding, LLC,
                   Term Loan B..............................    Baa3     NR (f)   2.28%            05/14/14               2,290,486
   2,238,750  Discovery Communications Holding, LLC,
                   Term Loan C..............................    Baa3     NR (f)   5.25%            05/14/14               2,247,705
   2,000,000  National CineMedia, LLC, Term Loan B..........    Ba3      B+       2.05%            02/13/15               1,842,500
   1,517,190  Regal Cinemas Corporation, Term Loan B........    Ba2      BB-      4.03%            10/27/13               1,489,586
                                                                                                                    ---------------
                                                                                                                         13,251,640
                                                                                                                    ---------------

              MULTI-UTILITIES - 1.3%
   2,510,637  KGEN, LLC, Synthetic Letter of Credit.........    B1       BB       2.06%            02/08/14               2,284,680
   2,448,491  KGEN, LLC, Term Loan B........................    B1       BB       2.00%            02/08/14               2,228,127
                                                                                                                    ---------------
                                                                                                                          4,512,807
                                                                                                                    ---------------

              OFFICE REITS - 0.2%
   1,000,000  Tishman Speyer Real Estate D.C. Area
                   Portfolio, L.P., Term Loan (l)...........    WR       D        4.00%            12/27/12                 622,500
                                                                                                                    ---------------

              OFFICE SERVICES & SUPPLIES - 1.4%
   2,734,719  Emdeon Business Services, LLC, Term Loan,
                   First Lien...............................    B1       BB       2.29%            11/16/13               2,567,217
   1,193,791  Pike Electric, Inc., Term Loan B..............    NR (f)   NR (f)   1.75%            07/01/12               1,098,287
   1,349,428  Pike Electric, Inc., Term Loan C..............    NR (f)   NR (f)   1.75%            12/10/12               1,241,474
                                                                                                                    ---------------
                                                                                                                          4,906,978
                                                                                                                    ---------------

              OIL & GAS EQUIPMENT & SERVICES - 1.1%
   2,500,000  Dresser, Inc., Term Loan, First Lien..........    B2       B+       2.52%            05/04/14               2,292,857
   1,081,160  Hercules Offshore, Inc., Term Loan............    B2       B        6.00%            07/11/13               1,031,608
     225,806  Targa Resources, Inc., Synthetic
                   Letter of Credit.........................    Ba3      B+       2.28%            10/31/12                 218,629
     294,903  Targa Resources, Inc., Term Loan..............    Ba3      B+       2.23%            10/31/12                 285,529
                                                                                                                    ---------------
                                                                                                                          3,828,623
                                                                                                                    ---------------

              OIL & GAS EXPLORATION & PRODUCTION - 1.5%
   2,199,432  ATP Oil & Gas Corporation, Term Loan,
                   Tranche B1...............................    NR       NR       11.25%           07/15/14               2,138,261
     340,881  ATP Oil & Gas Corporation, Term Loan,
                   Tranche B2...............................    NR       NR       10.75%-11.75%    01/15/11                 331,401
   1,994,812  Helix Energy Solutions Group, Inc.,
                   Term Loan................................    Ba2      BB       2.23%-2.24%      07/01/13               1,907,539
     992,087  SemCrude, L.P., Term Loan (j) (k).............    NR       NR       5.75%            03/16/11                 691,154
                                                                                                                    ---------------
                                                                                                                          5,068,355
                                                                                                                    ---------------


Page 12                 See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)

 Principal                                                        Ratings (c)                        Stated
   Value                     Description                        Moody's   S&P         Rate         Maturity (d)           Value
------------  ------------------------------------------------  ----------------  -------------    ------------     ----------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

              OIL & GAS REFINING & MARKETING - 0.5%
$    107,500  Alon USA, Inc., Term Loan
                   (Edgington Facility).....................    B1       BB       2.48%            06/22/13         $        89,225
     860,000  Alon USA, Inc., Term Loan
                   (Paramount Facility).....................    B1       BB       2.48%-2.51%      06/22/13                 713,800
     114,943  Calumet Lubricants Co., L.P., Synthetic
                   Letter of Credit.........................    B1       B        4.13%            01/03/15                 101,365
     855,627  Calumet Lubricants Co., L.P., Term Loan.......    B1       B        4.25%-4.27%      01/03/15                 754,556
                                                                                                                    ---------------
                                                                                                                          1,658,946
                                                                                                                    ---------------

              OIL & GAS STORAGE & TRANSPORTATION - 2.0%
   3,000,000  Energy Transfer Equity, L.P., Term Loan B.....    Ba2      NR       1.99%            11/01/12               2,919,375
   3,960,000  Enterprise GP Holdings, L.P., Term Loan B.....    Ba2      BB-      2.49%-2.53%      11/08/14               3,762,000
                                                                                                                    ---------------
                                                                                                                          6,681,375
                                                                                                                    ---------------

              OTHER DIVERSIFIED FINANCIAL SERVICES - 1.8%
   6,265,146  Royalty Pharma Finance Trust, Term Loan.......    Baa2     BBB-     2.53%            04/16/13               5,993,658
                                                                                                                    ---------------

              PACKAGED FOODS & MEATS - 0.4%
   1,464,905  Weight Watchers International, Inc.,
                   Term Loan B..............................    Ba1      BB+      1.75%-1.81%      01/26/14               1,387,998
                                                                                                                    ---------------

              PAPER PACKAGING - 4.9%
   4,927,762  Graham Packaging Holdings Co., Term
                   Loan B, First Lien.......................    B1       B+       2.50%            10/07/11               4,755,290
   3,792,509  Graphic Packaging International, Inc.,
                   Term Loan B..............................    Ba3      BB-      2.23%-4.25%      05/16/14               3,535,161
   2,500,000  Reynolds Consumer Products Holdings, Inc.,
                   Term Loan................................    B1       BB-      6.25%            11/05/15               2,493,750
     852,751  Smurfit-Stone Container Enterprises, Inc.,
                   Canadian Revolving Credit Facility (j)...    WR       D        2.50%-5.00%      11/01/09                 831,432
     516,062  Smurfit-Stone Container Enterprises, Inc.,
                   Synthetic Letter of Credit (j)...........    WR       D        4.50%            11/01/10                 501,870
     587,292  Smurfit-Stone Container Enterprises, Inc.,
                   Term Loan B (j)..........................    WR       D        2.50%            11/01/11                 571,141
   1,106,950  Smurfit-Stone Container Enterprises, Inc.,
                   Term Loan C (j)..........................    WR       D        2.50%            11/01/11               1,073,050
     334,679  Smurfit-Stone Container Enterprises, Inc.,
                   Term Loan C1 (j).........................    WR       D        2.50%            11/01/11                 324,430
   2,571,085  Smurfit-Stone Container Enterprises, Inc.,
                   U.S. Revolving Credit Facility (j).......    WR       D        2.50%-4.50%      11/01/09               2,506,808
                                                                                                                    ---------------
                                                                                                                         16,592,932
                                                                                                                    ---------------

              PAPER PRODUCTS - 1.4%
   3,471,122  Appleton Papers, Inc., Term Loan B, First Lien    Ba3      B+       6.63%            06/05/13               3,115,332
   1,522,500  Domtar Corporation, Term Loan B...............    Baa3     BBB-     1.61%            03/07/14               1,451,133
                                                                                                                    ---------------
                                                                                                                          4,566,465
                                                                                                                    ---------------

              PHARMACEUTICALS - 5.4%
   4,892,412  Catalent Pharma Solutions, Inc., Dollar
                   Term Loan................................    Ba3      BB-      2.48%            04/10/14               4,101,471
   3,316,132  Graceway Pharmaceuticals, LLC, Term Loan,
                   First Lien...............................    B2       BB       2.98%            05/03/12               2,205,228
   4,000,000  Mylan, Inc., Term Loan B......................    Ba3      BB+      3.50%-3.56%      10/02/14               3,841,000


                        See Notes to Financial Statements               Page 13




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)

 Principal                                                        Ratings (c)                        Stated
   Value                     Description                        Moody's   S&P         Rate         Maturity (d)           Value
------------  ------------------------------------------------  ----------------  -------------    ------------     ----------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

              PHARMACEUTICALS - (Continued)
$    978,814  Warner Chilcott Corporation, Delayed Draw
                   Term Loan (h)............................    B1       BB+      1.75% (i)        04/30/15         $       975,137
   2,796,610  Warner Chilcott Corporation, Term Loan A......    B1       BB+      5.50%            10/30/14               2,786,106
   1,398,305  Warner Chilcott Corporation, Term Loan B1.....    B1       BB+      5.75%            04/30/15               1,393,053
   3,076,271  Warner Chilcott Corporation, Term Loan B2.....    B1       BB+      5.75%            04/30/15               3,064,717
                                                                                                                    ---------------
                                                                                                                         18,366,712
                                                                                                                    ---------------

              PUBLISHING - 1.4%
     150,625  Cenveo Corporation, Delayed Draw
                   Term Loan................................    Ba3      BB-      4.79%            06/21/13                 144,726
   4,028,831  Cenveo Corporation, Term Loan C...............    Ba3      BB-      4.79%            06/21/13               3,871,033
     845,147  Yell Group, PLC, Term Loan B1.................    B2       B        4.03%            07/31/14                 669,176
                                                                                                                    ---------------
                                                                                                                          4,684,935
                                                                                                                    ---------------

              RESIDENTIAL REITs - 0.0%
      35,000  Apartment Investment Management Co.,
                   Term Loan................................    Ba1      BB+      1.74%            03/22/11                  33,687
                                                                                                                    ---------------

              RETAIL REITs - 1.5%
   5,848,773  Capital Automotive, L.P., Term Loan C.........    Ba3      B        5.75%            12/14/12               5,127,427
                                                                                                                    ---------------

              SEMICONDUCTORS - 2.0%
   8,209,179  Freescale Semiconductors, Inc., Term Loan,
                   First Lien...............................    B2       B-       1.99%            12/01/13               6,693,904
                                                                                                                    ---------------

              SPECIALIZED CONSUMER SERVICES - 3.6%
     967,500  Acosta, Inc., Term Loan.......................    NR (f)   NR (f)   2.49%            07/28/13                 879,216
     903,116  Advantage Sales & Marketing, Inc.,
                   Term Loan................................    NR (f)   NR (f)   2.29%            03/29/13                 835,382
   3,685,639  Affinion Group, Inc., Term Loan B.............    Ba2      BB       2.73%            10/17/12               3,481,392
     256,221  ARAMARK Corporation, Prefunded
                   Synthetic Letter of Credit...............    Ba3      BB       2.14%            01/26/14                 231,026
   3,897,364  ARAMARK Corporation, Term Loan................    Ba3      BB       2.11%-2.16%      01/26/14               3,514,125
   1,000,000  Asurion Corp., Term Loan, First Lien..........    NR (f)   NR (f)   3.24%-3.27%      07/03/14                 938,772
     944,361  N.E.W. Holdings I, LLC, Term Loan,
                   First Lien...............................    NR (f)   NR (f)   2.73%-2.74%      05/22/14                 874,124
   1,719,064  Nielsen Finance, LLC, Dollar
                   Term Loan................................    Ba3      B+       2.24%            08/09/13               1,544,701
                                                                                                                    ---------------
                                                                                                                         12,298,738
                                                                                                                    ---------------

              SPECIALTY CHEMICALS - 1.8%
   2,000,000  Celanese Holdings, LLC, Synthetic
                   Letter of Credit.........................    Ba2      BB+      1.99%            04/02/14               1,856,250
   4,394,868  Celanese Holdings, LLC, Term Loan,
                   First Lien...............................    Ba2      BB+      2.04%            04/02/14               4,072,245
                                                                                                                    ---------------
                                                                                                                          5,928,495
                                                                                                                    ---------------

              SPECIALTY STORES - 2.3%
   1,182,125  Dollarama Group, L.P., Replacement
                   Term Loan B..............................    Ba1      BB-      2.03%            11/18/11               1,155,527
   3,770,984  Harbor Freight Tools USA, Inc.,
                   Term Loan C..............................    NR (f)   NR (f)   9.75%            02/12/13               3,770,984


Page 14                 See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)

 Principal                                                        Ratings (c)                        Stated
   Value                     Description                        Moody's   S&P         Rate         Maturity (d)           Value
------------  ------------------------------------------------  ----------------  -------------    ------------     ----------------

SENIOR FLOATING-RATE LOAN INTERESTS (e) - (Continued)

              SPECIALTY STORES - (Continued)
$  3,060,609  The Yankee Candle Co., Inc., Term Loan........    Ba3      BB-      2.24%            02/06/14         $     2,814,667
                                                                                                                    ---------------
                                                                                                                          7,741,178
                                                                                                                    ---------------

              SYSTEMS SOFTWARE - 4.2%
   4,364,288  Dealer Computer Services, Inc.,
                   Term Loan, First Lien....................    Ba2      BB       2.23%            10/26/12               3,966,046
   3,884,107  Intergraph Corporation, Term Loan,
                   First Lien...............................    Ba3      BB-      2.26%            05/29/14               3,621,930
   1,036,975  Open Solutions, Inc., Term Loan, First Lien...    B1       BB-      2.41%            01/23/14                 855,504
   4,669,127  SunGard Data Systems, Inc., Term Loan A.......    Ba3      BB       1.99%            02/28/14               4,264,958
   1,500,000  SunGard Data Systems, Inc., Term Loan B.......    Ba3      BB       3.88%-3.90%      02/28/16               1,409,465
                                                                                                                    ---------------
                                                                                                                         14,117,903
                                                                                                                    ---------------

              TECHNOLOGY DISTRIBUTORS - 1.2%
   1,078,000  H3C Holdings, Ltd., Term Loan B...............    Ba2      BB+      3.64%            09/28/12               1,016,015
   3,460,730  Sensata Technologies Finance Co., LLC,
                   Term Loan, First Lien....................    B3       B        2.00%-2.03%      04/27/13               3,058,420
                                                                                                                    ---------------
                                                                                                                          4,074,435
                                                                                                                    ---------------

              TRUCKING - 2.4%
   2,899,288  OshKosh Corporation, Term Loan B..............    B2       BB-      6.29%-6.33%      12/06/13               2,889,625
     789,497  The Hertz Corporation, Prefunded Synthetic
                   Letter of Credit.........................    Ba1      BB-      2.04%            12/21/12                 722,671
   5,021,656  The Hertz Corporation, Term Loan B............    Ba1      BB-      2.00%-2.04%      12/21/12               4,596,608
                                                                                                                    ---------------
                                                                                                                          8,208,904
                                                                                                                    ---------------

              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS.....................................................            451,441,819
              (Cost $483,044,774)                                                                                   ---------------


SENIOR FLOATING-RATE NOTES - 0.1%

              LEISURE FACILITIES - 0.0%
   1,225,000  HRP Myrtle Beach (j) (k) (m) (o)..............    WR       NR       8.00%            04/01/12                       0
                                                                                                                    ---------------

              SEMICONDUCTORS - 0.1%
     650,000   NXP B.V......................................    C        CC       3.03%            10/15/13                 498,063
                                                                                                                    ---------------

              TOTAL SENIOR FLOATING-RATE NOTES..............................................................                498,063
              (Cost $1,875,000)                                                                                     ---------------

NOTES - 0.0%

              HOMEBUILDING - 0.0%
     727,273  TOUSA, Inc. (Payment-In-Kind Election
                   Note) (j) (m) (n) (o)....................    NR       NR       14.75%           07/01/15                       0
                                                                                                                    ---------------

              TOTAL NOTES...................................................................................                      0
              (Cost $436,364)                                                                                       ---------------


                        See Notes to Financial Statements               Page 15




First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) (Continued)
November 30, 2009 (Unaudited)


    Shares                          Description                                                                         Value
------------  -----------------------------------------------------------------                                     ---------------

PREFERRED STOCKS - 0.0%

              Homebuilding - 0.0%
       4,273  TOUSA, Inc. (8.0%, Series A Convertible Payment-In-Kind Preferred Stock) (j) (k) (m) (o)......        $             0
                                                                                                                    ---------------
              TOTAL PREFERRED STOCKS........................................................................                      0
              (Cost $2,563,636)                                                                                     ---------------

WARRANTS - 0.0%

              BROADCASTING - 0.0%
       1,449  Cumulus Media, Inc. (m).......................................................................                  1,565
                                                                                                                    ---------------
              TOTAL WARRANTS................................................................................                  1,565
              (Cost $0)                                                                                             ---------------

              TOTAL INVESTMENTS - 133.7%....................................................................            451,941,447
              (Cost $487,919,774) (p)

              OUTSTANDING LOAN - (37.1)%....................................................................           (125,300,000)

              NET OTHER ASSETS AND LIABILITIES - 3.4%.......................................................             11,447,197
                                                                                                                    ---------------
              NET ASSETS (Applicable to Common Shares) - 100.0%.............................................        $   338,088,644
                                                                                                                    ===============

_______________

(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares.
(b) All or a portion of the investments are available to serve as collateral on the outstanding loan.
(c) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.
(d) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(e) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.
(f) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.
(g) This DIP facility is partially drawn per Debtor-In-Possession Credit Agreement dated March 3, 2009.
(h)  Delayed Draw Loan (see Note 2E in the Notes to Financial Statements).
(i)  Represents commitment fee rate on unfunded loan commitment.
(j)  This borrower has filed for protection in federal bankruptcy court.
(k)  Non-income producing investment.
(l) This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.
(m) This investment is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted investments may only be resold in transactions exempt from registration (see Note 2F - Restricted Investments in the Notes to Financial Statements).
(n) This investment is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum is to be paid in cash and 13.75% of interest per annum is to be paid by the issuer, at its option (i) entirely in cash, (ii) entirely in Payment-in-Kind interest or (iii) in a combination of (i) and (ii). Interest is to be paid semi-annually; however, the issuer is in default and income is not being accrued.
(o) This investment is fair valued in accordance with valuation procedures adopted by the Fund's Board of Trustees.
(p) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of November 30, 2009, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $621,499 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $36,599,826.

NR   Not rated.
WR   Withdrawn rating.


Page 16                 See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) (b) - (Continued)
November 30, 2009 (Unaudited)



---------------------------------------------
Valuation Inputs

A summary of the inputs used to value the Fund's investments as of November 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                          Level 2             Level 3
                                 Total               Level 1            Significant         Significant
                              Market Value           Quoted             Observable         Unobservable
  Valuation Inputs            at 11/30/2009          Prices                Inputs             Inputs
  --------------              ------------        ------------         ------------        ------------
  Senior Floating-Rate
      Loan Interests*        $451,441,819        $         --         $451,441,819         $        --
  Senior Floating-Rate
      Notes*                      498,063                  --              498,063                  --
  Warrants*                         1,565                  --                1,565                  --
                             -------------       -------------        -------------        ------------
  Total Investments          $451,941,447        $         --         $451,941,447         $        --
                             =============       =============        =============        ============


* See the Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                Page 17

First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Assets and Liabilities
November 30, 2009 (Unaudited)

ASSETS:
Investments, at value
    (Cost $487,919,774).....................................................................................     $ 451,941,447
Cash.........................................................................................................        8,826,640
Cash segregated as collateral for terminated credit default swaps............................................          263,067
Prepaid expenses.............................................................................................          536,025
Receivables:
    Investment securities sold...............................................................................       12,619,775
    Interest.................................................................................................        1,767,520
                                                                                                                 --------------
       Total Assets..........................................................................................      475,954,474
                                                                                                                 --------------

LIABILITIES:
Outstanding loan............................................................................................       125,300,000
Payables:
    Investment securities purchased..........................................................................       11,911,829
    Investment advisory fees................................................................................           287,188
    Interest and fees on loan...............................................................................           231,755
    Printing fees...........................................................................................            36,308
    Audit and tax fees.......................................................................................           32,646
    Administrative fees......................................................................................           24,397
    Legal fees...............................................................................................           21,274
    Trustees' fees and expenses.............................................................................             9,686
    Custodian fees..........................................................................................             8,456
    Transfer agent fees.....................................................................................             1,452
Other liabilities...........................................................................................               839
                                                                                                                 --------------
       Total Liabilities.....................................................................................      137,865,830
                                                                                                                 --------------
NET ASSETS (Applicable to Common Shares).....................................................................    $ 338,088,644
                                                                                                                 ==============

NET ASSETS consist of:
Paid-in capital.............................................................................................       480,451,257
Par value....................................................................................................          252,919
Accumulated net investment income (loss).....................................................................         (375,244)
Accumulated net realized gain (loss) on investments..........................................................     (106,261,961)
Net unrealized appreciation (depreciation) on investments....................................................      (35,978,327)
                                                                                                                 --------------
NET ASSETS (Applicable to Common Shares).....................................................................    $ 338,088,644
                                                                                                                 ==============

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share).........................................    $       13.37
                                                                                                                 ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)..................       25,291,939
                                                                                                                 ==============


Page 18                See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Operations
For the Six Months Ended November 30, 2009 (Unaudited)


INVESTMENT INCOME:
Interest....................................................................................................     $   9,453,044
Other income................................................................................................           241,555
                                                                                                                 --------------
    Total investment income..................................................................................        9,694,599
                                                                                                                 --------------

EXPENSES:
Investment advisory fees.....................................................................................        1,674,343
Interest and fees on loan....................................................................................        1,653,226
Tender offer fees............................................................................................          168,964
Legal fees...................................................................................................          159,786
Administrative fees.........................................................................................           155,149
Auction Market Preferred Shares commission fees..............................................................           64,473
Printing fees................................................................................................           47,236
Custodian fees...............................................................................................           36,391
Audit and tax fees...........................................................................................           35,542
Trustees' fees and expenses..................................................................................           19,640
Transfer agent fees..........................................................................................           11,593
Other........................................................................................................           24,203
                                                                                                                 --------------
    Total expenses...........................................................................................        4,050,546
                                                                                                                 --------------
NET INVESTMENT INCOME (LOSS).................................................................................        5,644,053
                                                                                                                 --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments......................................................................      (24,610,673)
Net change in unrealized appreciation (depreciation) on investments..........................................       64,810,988
                                                                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)......................................................................       40,200,315
                                                                                                                 --------------
AUCTION MARKET PREFERRED SHARE DIVIDENDS.....................................................................         (415,209)
                                                                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS (APPLICABLE TO COMMON SHARES)
     RESULTING FROM OPERATIONS...............................................................................    $  45,429,159
                                                                                                                 ==============


                       See Notes to Financial Statements                Page 19




First Trust/Four Corners Senior Floating Rate Income Fund II
Statements of Changes in Net Assets


                                                                                                Six Months
                                                                                                   Ended                Year
                                                                                                11/30/2009              Ended
                                                                                                (Unaudited)           5/31/2009
                                                                                              ----------------    ----------------
OPERATIONS:
Net investment income (loss)............................................................      $     5,644,053     $    22,093,528
Net realized gain (loss) on investments.................................................          (24,610,673)        (69,951,855)
Net change in unrealized appreciation (depreciation) on investments.....................           64,810,988         (47,290,087)
Distributions to Auction Market Preferred Shareholders from:
   Net investment income................................................................             (415,209)         (2,226,284)
                                                                                              ----------------    ----------------
Net increase (decrease) in net assets applicable to Common Shares resulting
   from operations......................................................................           45,429,159         (97,374,698)
                                                                                              ----------------    ----------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   Net investment income................................................................           (5,437,767)        (19,715,067)
                                                                                              ----------------    ----------------
Total distributions to Common Shareholders..............................................           (5,437,767)        (19,715,067)
                                                                                              ----------------    ----------------
Total increase (decrease) in net assets applicable to Common Shares.....................           39,991,392        (117,089,765)

NET ASSETS (Applicable to Common Shares):
Beginning of period.....................................................................          298,097,252         415,187,017
                                                                                              ----------------    ----------------
End of period...........................................................................      $   338,088,644     $   298,097,252
                                                                                              ================    ================
Accumulated net investment income (loss) at end of period...............................      $      (375,244)    $      (166,321)
                                                                                              ================    ================


Page 20                See Notes to Financial Statements




First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Cash Flows
For the Six Months Ended November 30, 2009 (Unaudited)


Cash flows from operating activities:
Net increase (decrease) in net assets applicable to Common Shares resulting
   from operations.....................................................................  $    45,429,159
Adjustments to reconcile net increase (decrease) in net assets applicable to Common
   Shares resulting from operations to net cash provided by operating activities:
     Purchases of investments...........................................................    (102,113,824)
     Sales and maturities of investments................................................     124,312,747
     Net amortization/accretion of premium/discount on investments......................      (1,789,147)
     Net realized gain/loss on investments..............................................      24,610,673
     Net change in unrealized appreciation/depreciation on investments..................     (64,810,988)

Changes in assets and liabilities:
     Increase in interest receivable....................................................        (156,877)
     Decrease in prepaid expenses.......................................................         583,723
     Increase in interest and fees due on loan..........................................          71,801
     Decrease in accumulated unpaid dividends on Auction Market
        Preferred Shares................................................................         (56,589)
     Increase in investment advisory fees payable.......................................          14,305
     Decrease in audit and tax fees payable.............................................         (30,666)
     Decrease in legal fees payable.....................................................         (26,468)
     Decrease in transfer agent fees payable...........................................             (287)
     Decrease in printing fees payable..................................................         (24,417)
     Increase in administrative fees payable............................................           8,961
     Increase in custodian fees payable.................................................           6,956
     Increase in Trustees' fees and expenses payable....................................           9,686
     Decrease in accrued expenses and other liabilities.................................         (24,341)
                                                                                         ----------------
Cash provided by operating activities...................................................                     $    26,014,407
                                                                                                             ----------------

Cash flows from financing activities:
     Distributions to Common Shareholders...............................................      (5,437,767)
     Purchase pursuant to a tender offer of Auction Market Preferred Shares.............     (76,450,000)
     Redemption of Auction Market Preferred Shares......................................      (3,550,000)
     Proceeds from borrowings...........................................................     113,300,000
     Repayments of borrowings...........................................................     (45,050,000)
                                                                                         ----------------
Cash used in financing activities.......................................................                         (17,187,767)
                                                                                                             ----------------
Increase in cash.......................................................................                            8,826,640
Cash at beginning of period.............................................................                                  --
                                                                                                             ----------------
Cash at end of period...................................................................                     $     8,826,640
                                                                                                             ================

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees.......................................                     $     1,581,425
                                                                                                             ================



                       See Notes to Financial Statements                Page 21

First Trust/Four Corners Senior Floating Rate Income Fund II
Financial Highlights
For a Common Share outstanding throughout each period

                                                 Six Months
                                                   Ended         Year           Year           Year          Year          Year
                                                 11/30/2009      Ended          Ended         Ended         Ended         Ended
                                                (Unaudited)    5/31/2009      5/31/2008     5/31/2007     5/31/2006     5/31/2005
                                               ------------  ------------  ------------   ------------  ------------  ------------
 Net asset value, beginning of period..........  $    11.79    $    16.42    $    18.91     $    19.00    $    18.94    $    19.04
                                                 ----------    ----------    ----------     ----------    ----------    ----------
Income from investment operations:
 Net investment income (loss)..................        0.22          0.87          1.45           1.66          1.48          0.95
 Net realized and unrealized gain (loss).......        1.60         (4.63)        (2.37)         (0.04)         0.04         (0.02)
 Distributions paid to AMP (a) Shareholders
  from:
   Net investment income.......................       (0.02)        (0.09)        (0.20)         (0.21)        (0.16)        (0.07)
                                                 ----------    ----------    ----------     ----------    ----------    ----------
Total from investment operations...............        1.80         (3.85)        (1.12)          1.41          1.36          0.86
                                                 ----------    ----------    ----------     ----------    ----------    ----------
Distributions paid to Common Shareholders from:
   Net investment income.......................       (0.22)        (0.78)        (1.37)         (1.50)        (1.28)        (0.91)
   Net realized gain ..........................          --            --            --             --         (0.02)           --
                                                 ----------    ----------    ----------     ----------    ----------    ----------
Total distributions to Common Shareholders....        (0.22)        (0.78)        (1.37)         (1.50)        (1.30)        (0.91)
                                                 ----------    ----------    ----------     ----------    ----------    ----------
Dilutive impact from the offering of AMP
  Shares(b)                                              --            --            --             --            --         (0.05)
                                                 ----------    ----------    ----------     ----------    ----------    ----------
Net asset value, end of period................   $    13.37    $    11.79    $    16.42     $    18.91    $    19.00    $    18.94
                                                 ==========    ==========    ==========     ==========    ==========    ==========
Market value, end of period...................   $    10.86    $    10.04    $    14.76     $    18.81    $    17.61    $    17.89
                                                 ==========    ==========    ==========     ==========    ==========    ==========
Total return based on net asset value (c) (d)         15.83%       (22.07)%       (5.19)%         8.04%         8.06%         4.38%
                                                 ==========    ==========    ==========     ==========    ==========    ==========
Total return based on market value (d) (e) ...        10.39%       (26.11)%      (14.32)%        15.95%         6.03%        (6.20)%
                                                 ==========    ==========    ==========     ==========    ==========    ==========
----------------------------------
Ratios to average net assets available
    to Common Shares:
Ratio of total expenses to average net assets         2.45% (m)     3.40%         3.63%          3.55%         3.08%         2.02%
Ratio of total expenses to average net assets
  excluding interest expense..................        1.44% (m)     1.62%         1.54%          1.45%         1.45%         1.30%
Ratio of net investment income (loss) to
  average net assets..........................        3.42% (m)     7.34%         8.52%          8.80%         7.77%         5.01%
Ratio of net investment income (loss) to
  average net assets net of AMP dividends (f)         3.17% (m)     6.60%         7.34%          7.70%         6.93%         4.59%
Supplemental Data:
Portfolio turnover rate.......................          26%           15%           31%            78%           81%          115%
Net assets, end of period (in 000's)..........   $ 338,089     $ 298,097     $ 415,187      $ 478,169     $ 480,155     $ 478,785
Ratio of total expenses to total average
  Managed Assets (g)..........................        1.81% (m)     2.02%         2.22%          2.26%         1.97%         1.43%
Ratio of total expenses to total average Managed
  Assets excluding interest expense (g).......        1.06% (m)     0.96%         0.94%          0.92%         0.93%         0.92%
Preferred Shares and Loan Outstanding:
Total AMP Shares outstanding (h)..............          --         3,200         4,000          4,000         4,000         4,000
Liquidation and market value per AMP share (i)         N/A       $25,018     $  25,039      $  25,045     $  25,040     $  25,031
Asset coverage per share......................         N/A     $ 118,155 (j) $ 128,797  (j) $ 179,792 (k) $ 189,289 (k) $ 191,446(k)
Loan outstanding (in 000's)...................   $ 125,300     $  57,050     $ 175,000      $ 141,000     $ 177,000     $ 187,000
Asset coverage per $1,000 of loan
  outstanding (1)                                $   3,698     $   7,627     $   3,944      $   5,100     $   4,278     $   4,095

----------------------------------
(a)  Auction Market Preferred ("AMP") Shares.
(b) The expenses associated with the offering of AMP Shares had a $(0.05) impact on the Common Share NAV.
(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(d)  Total return is not annualized for periods less than one year.
(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.
(f)  Ratio reflects the effect of distributions to AMP Shareholders.
(g) Managed Assets are calculated by taking the Fund's average daily gross asset value (which includes assets attributable to the Fund's AMP Shares, if AMP Shares are outstanding, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares, if AMP Shares are outstanding, and liabilities.
(h) As of November 18, 2009, the Fund no longer has any Series A or Series B AMP Shares outstanding. See Note 5 - "Auction Market Preferred Shares" in Notes to Financial Statements for more information about the Fund's AMP Share tender offer and redemption transactions.
(i)  Includes accumulated and unpaid distributions to AMP Shareholders.
(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value), and dividing by the number of AMP Shares outstanding. If this methodology had been used historically, fiscal years 2005, 2006 and 2007 would have been $144,696, $145,039 and $144,542, respectively.
(k) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding), and dividing by the number of AMP Shares outstanding.
(l) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding), and dividing by the outstanding loan balance in 000's.
(m)  Annualized.

N/A Not applicable


Page 22                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2009 (Unaudited)

                               1. Fund Description

First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior secured floating-rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio investments, at fair value according to valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio investments listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the investments are valued at the mean of the most recent bid and asked prices on such day. Investments traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio investments traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such investments. Portfolio investments traded in the over-the-counter market, but excluding investments traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

            o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2009 (Unaudited)


            o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
                 o   Quoted prices for similar securities in active markets.
                 o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
                 o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
                 o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
            o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2009 is included with the Fund's Portfolio of Investments.

B. Credit Default Swaps:

The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap contract is an agreement between two parties to exchange the credit risk of an issuer. The Fund may be either the buyer or seller in a credit default swap transaction. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on the underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. An event of default may be a grace period extension, obligation acceleration, repudiation/moratorium, or restructuring.

Buying a credit default swap contract involves the risk that the contract may expire worthless and the credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of default. Selling a credit default swap contract involves greater risks than if the Fund had invested in the reference obligation directly. The Fund will segregate cash or liquid assets in an amount equal to the aggregate market value of the credit default swap contracts of which it is a seller. Additionally, the Fund maintains cash or liquid assets for the full notional amount of the credit default swap contracts of which it is a seller. The Fund may only enter into such transactions with counterparties rated A- or higher.

Credit default swap contracts are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. As of November 30, 2009, the Fund had no outstanding credit default swaps.

C. Repurchase Agreements:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period.

This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral investments, including the risk of a possible decline in the value of the underlying investments during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of November 30, 2009, the Fund had no open repurchase agreements.

D. Investment Transactions and Investment Income:

Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such investments is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. As of November 30, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2009 (Unaudited)


E. Unfunded Loan Commitments:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded delayed draw loan commitments of approximately $1,068,393 as of November 30, 2009. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized depreciation from the commitments is $559 at November 30, 2009.

F. Restricted Investments:

The Fund invests in restricted investments, which are investments that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted investments may only be resold in transactions exempt from registration. The Fund held restricted investments at November 30, 2009 as shown in the following table. The Fund does not have the right to demand that such investments be registered. These investments are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity dates and yields for these issuers.

                                                                                                                           % of
                                                                                                                        Net Assets
                                                                                                                        Applicable
                                        Acquisition    Principal           Value         Current                         to Common
Security                                   Date       Value/Shares       Per Share     Carrying Cost       Value          Shares
------------------------------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants          6/29/09              1,449       $ 1.08        $       --       $    1,565         0.00%
HRP Myrtle Beach - Senior Floating
     Rate Notes                         3/23/06       $  1,225,000           --         1,225,000               --         0.00
TOUSA, Inc.-Notes                       7/31/07(1)    $    727,273           --           436,364               --         0.00
TOUSA, Inc.-Preferred Stocks            7/31/07(1)           4,273           --         2,563,636               --         0.00
                                                                                      ______________________________________________
                                                                                       $4,225,000       $    1,565         0.00%
                                                                                      ==============================================

(1) Security was acquired through a restructuring that was effective on July 31, 2007.


G. Dividends and Distributions to Shareholders:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Auction Market Preferred Shares ("AMP Shares") issued by the Fund, if AMP Shares are issued and outstanding at the time, in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the at the time, Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investments held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended May 31, 2009 is as follows:

Distributions paid from:

Ordinary Income................................      $    21,941,351

As of May 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income..................      $       373,047
Net Unrealized Appreciation (Depreciation).....         (101,071,467)
Accumulated Capital and Other Losses ..........          (81,651,288)

H. Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2009, the Fund had available realized capital losses of $3,984,460, $3,611,723 and $25,697,677 to offset future net capital gains through the fiscal years ended 2014, 2016 and 2017, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2009 (Unaudited)


Certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2009, the Fund intends to elect to defer net realized losses incurred from November 1, 2008 through May 31, 2009 of $48,357,428.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2006, 2007, 2008 and 2009 remain open to federal and state audit. As of November 30, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

I. Expenses:

The Fund pays all expenses directly related to its operations.


 3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage. L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets, which are the average daily gross asset value of the Fund (which includes assets attributable to the Fund's AMP Shares, if AMP Shares are outstanding, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares, if AMP Shares are outstanding, and liabilities.

Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") serves as the Fund's investment sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives an annual portfolio management fee of 0.38% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

In accordance with certain fee arrangements, PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG, served as the Fund's AMP Share transfer agent, registrar, dividend disbursing agent and redemption agent prior to the Fund's AMP Share tender offer and redemption transactions (see Note 5 below).

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms which ended on December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                     4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended November 30, 2009 were $111,865,800 and $114,277,960, respectively.

                       5. Auction Market Preferred Shares

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As described below, as of November 30, 2009, the Fund did not have any Series A AMP Shares or Series B AMP Shares outstanding.

On August 28, 2009, the Fund commenced a tender offer for up to 100% of its outstanding Series A and Series B AMP Shares at a purchase price equal to 97% of the liquidation preference of $25,000 per AMP Share, plus any unpaid dividends accrued through the expiration date of the offer. On September 14, 2009, the Fund increased the purchase price to 100% of the liquidation preference per AMP Share ($25,000 per AMP Share), plus any unpaid dividends accrued through the expiration date of the offer. As of the expiration of the tender offer at 5:00 p.m., Eastern time, on September 28, 2009, 1,509 of the 1,600 outstanding Series A AMP Shares and 1,549 of the 1,600 outstanding Series B AMP Shares were validly

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2009 (Unaudited)


tendered in the offer. The Fund paid the purchase price for such validly tendered AMP Shares by depositing the purchase price with the depositary for the offer, Deutsche Bank Trust Company Americas.

On October 12, 2009, First Trust announced the Fund's intention to redeem its remaining outstanding AMP Shares in the principal amount of $2,275,000 Series A AMP Shares and $1,275,000 Series B AMP Shares. The Fund completed such redemption of the Series A and Series B AMP Shares on November 18, 2009. Following completion of such redemption, the Fund no longer has any Series A AMP Shares or Series B AMP Shares outstanding.

For the six months ended November 30, 2009, tender offer and redemption transactions in AMP Shares were as follows:

                                                         Series A AMP Shares                      Series B AMP Shares
                                                 -----------------------------------      -----------------------------------
                                                     Shares    Liquidation Value              Shares    Liquidation Value
                                                 -----------------------------------      -----------------------------------
Outstanding at 5/31/09.........................      1,600     $  40,000,000                   1,600    $  40,000,000
Amount Tendered................................     (1,509)      (37,725,000)                 (1,549)     (38,725,000)
Amount Redeemed................................        (91)       (2,275,000)                    (51)      (1,275,000)
                                                 -----------------------------------      -----------------------------------
Outstanding at 11/30/09........................         --     $          --                      --    $          --
                                                 ===================================      ===================================


                          6. Revolving Credit Facility

The Fund has entered into a Revolving Credit Facility ("Credit Facility") with various lenders and Citicorp North America Inc., as agent, to be used as leverage for the Fund. The Credit Facility has an expiration date of May 13, 2010 and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $150,000,000. For the six months ended November 30, 2009, the average amount outstanding was $62,178,415. The loans under the Credit Facility funded by the Conduit Lender bear interest for each settlement period at a rate per annum based on the commercial paper rate of the Conduit Lender. The loans under the Credit Facility funded by the Secondary Lenders bear interest for each settlement period at a per annum rate equal to (i) the Eurodollar rate for the settlement period plus 7.50% or (ii) the alternate base rate plus 5.00%. For the six months ended November 30, 2009, the Fund had no loans under the Credit Facility funded by the Secondary Lender. The high and low annual interest rates for the loans under the Credit Facility funded by the Conduit Lender during the six months ended November 30, 2009, were 0.83% and 0.27%, respectively, with a weighted average interest rate of 0.39%. The annual interest rate in effect for such loans at November 30, 2009 was 0.27%. The Fund also pays additional borrowing costs, which include a program fee of 1.25% and a liquidity fee of 0.50% per year. On May 15, 2009 in connection with the annual extension of the expiration date of the Credit Facility, the Fund paid upfront closing fees of $1,125,000, which are being amortized over a one-year period. Such expenses are included in "Interest and fees on loan" on the Statement of Operations.

                             7. Risk Considerations

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

Investment and Market Risk: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the investments owned by the Fund. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Investment prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the investments is extremely limited or absent), the Fund may take temporary defensive positions.

Lower Grade Debt Instruments: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

Leverage Risk: The use of leverage results in additional risks and can magnify the effect of any losses. The Fund borrowed pursuant to a leverage borrowing program and through the issuance of Preferred Shares, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2009 (Unaudited)


permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

Senior Loan Risk: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

                               8. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through January 25, 2010, the date the financial statements were issued, and has determined that there were the following subsequent events:

On December 21, 2009, the Fund declared a dividend of $0.0325 per share to Common Shareholders of record January 6, 2010, payable January 15, 2010.

On January 20, 2009, the Fund declared a dividend of $0.035 per share to Common Shareholders of record February 3, 2010, payable February 16, 2010.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2009 (Unaudited)


                           Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


--------------------------------------------------------------------------------
                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2009 (Unaudited)


                               Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 Submission of Matters to a Vote of Shareholders

The Joint Annual Meeting of Shareholders of the First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 21, 2009. At the Annual Meeting, holders of Common and Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund II voting together elected Trustee Niel B. Nielson for a three-year term. Holders of Preferred Shares elected Trustee Thomas R. Kadlec and Trustee Robert F. Keith each for one-year terms. The number of votes cast in favor of Niel B. Nielson was 22,621,398, the number of votes against was 1,170,067 and the number of abstentions was 1,503,674. The number of votes cast in favor of Thomas R. Kadlec was 1,986, the number of votes against was 28 and the number of abstentions was 1,186. The number of votes cast in favor of Robert F. Keith was 1,986, the number of votes against was 28 and the number of abstentions was 1,186. James A. Bowen and Richard E. Erickson are the current and continuing Trustees.

                      This page left blank intentionally.

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[LOGO OMITTED]  FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA 90071

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [BLANK BACK COVER]

Item 2. Code of Ethics.

Not applicable.



Item 3. Audit Committee Financial Expert.

Not applicable.



Item 4. Principal Accountant Fees and Services.

Not applicable.



Item 5. Audit Committee of Listed registrants.

Not applicable.



Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.



Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.



Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



Item 12. Exhibits.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust/Four Corners Senior Floating Rate Income Fund II
                -------------------------------------------------------------

By (Signature and Title)* /s/ James A. Bowen
                          ---------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date  January 25, 2010
      --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ---------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date  January 25, 2010
      --------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          ---------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date  January 25, 2010
      --------------------



* Print the name and title of each signing officer under his or her signature.